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                        EXHIBIT 3: ARTICLES SUPPLEMENTARY


Articles Supplementary, as filed with the Securities Exchange Commission via Exhibit (d)(1) of item 24(2) of Amendment No. 24 to the Fund's Registration Statement on Form N-2 filed February 1, 2001 (Reg. File No. 811-05557).